                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14C

                                 (RULE 14C-101)

 INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES EXCHANGE ACT
                                     OF 1934

                           Check the appropriate box:

                      [X] Preliminary Information Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14c-5(d)(2))

                      [ ] Definitive Information Statement

                        FAMILY HOME HEALTH SERVICES INC.
                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                               [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

              (4) Proposed maximum aggregate value of transaction:

                               (5) Total fee paid:

               [ ] Fee previously paid with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

                           (1) Amount previously paid:

                (2) Form, Schedule or Registration Statement No.:

                                (3) Filing Party:

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                        FAMILY HOME HEALTH SERVICES INC.
                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170

                              INFORMATION STATEMENT
                           AND NOTICE OF ACTIONS TAKEN
                 BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

Dear Stockholders:

We are providing you with notice that on May 22, 2006, we sought and obtained the written consent, in lieu of a meeting of stockholders, from the holders of 79.01% of the outstanding voting power of our stock, approving (i) an amendment and restatement to our Articles of Incorporation increasing the number of shares of our common stock we are authorized to issue from 50,000,000 shares to 100,000,000 shares and increasing the number of shares of our preferred stock we are authorized to issue from 5,000,000 shares to 10,000,000 shares and (ii) a Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 10,000,000 shares and shall be known as the Series A Preferred Stock.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about June __, 2006.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                  June __, 2005

                              INFORMATION STATEMENT

                                       OF

                        FAMILY HOME HEALTH SERVICES INC.
                            801 WEST ANN ARBOR TRAIL
                                    SUITE 200
                               PLYMOUTH, MICHIGAN
                                      48170

                  THIS INFORMATION STATEMENT IS BEING PROVIDED
                       TO YOU BY THE BOARD OF DIRECTORS OF
                       FAMILY HOME HEALTH SERVICES INC.

                    THE COMPANY IS NOT ASKING YOU FOR A PROXY
                          AND YOU ARE REQUESTED NOT TO
                           SEND A PROXY TO THE COMPANY

General Information

     This information is being provided to the stockholders of Family Home Health Services Inc., (the "Company"), in connection with our prior receipt of approval by written consent, in lieu of a special meeting, of the holders of a majority of our common stock authorizing us to:

1. Amend and restate our Articles of Incorporation to:

     A. Increase our authorized capital stock from 50,000,000 shares of common stock to 100,000,000 shares of common stock, par value $0.001 per share and from 5,000,000 shares of preferred stock to 10,000,000 shares of preferred stock, par value $0.001 per share;

     B. Authorize the Board of Directors to issue the preferred stock in series and, for any wholly unissued shares of preferred stock, to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock (so-called "blank check preferred stock");

     C. Provide that terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Company (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders; and

     D. Eliminate or limit to the fullest extent permitted by the Nevada Revised Statutes the liability of directors and officers of the Company and to provide for indemnification and the advancement of expenses in defending actions.

          and

2. To file a Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the "Certificate of Designations") to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 10,000,000 shares and shall be known as the Series A Preferred Stock.

     The form of our Amended and Restated Articles of Incorporation and the form of the Certificate of Designations that we intend to file with the Nevada Secretary of State are attached as exhibits to this Information Statement and we urge you to read them carefully.

     The stockholders holding shares representing 79.01% of the votes entitled to be cast at a meeting of the Company's stockholders, consented in writing to the proposed action. The approval by the stockholders will not become effective until 20 days from the date of mailing of this Information Statement to our stockholders.

     The proposed Restated and Amended Articles of Incorporation and the Certificate of Designations will be filed with the Nevada Secretary of State and will be effective when filed. The anticipated filing date is 20 days after the mailing of this Information Statement. If the proposed Restated and Amended Articles of Incorporation and the Certificate of Designations were not adopted by written majority shareholder consent, it would have been necessary for this action to be considered by the Company's stockholders at a special meeting convened for the specific purpose of approving the Restated and Amended Articles of Incorporation and the Certificate of Designations.

     The elimination of the need for a special meeting of the stockholders to approve the Amendment is authorized by Section 78.320 of the Nevada Revised Statutes, (the "Nevada Law"). Section 78.320 provides that the written consent of the holders of outstanding shares of voting capital stock, having not less that the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted, may be substituted for the special meeting. According to
Section 78.390 of the Nevada Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to amend the Company's Articles of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Restated and Amended Articles of Incorporation and the Certificate of Designations as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

     The date on which this Information Statement was first sent to the stockholders is on or about June __, 2006. The record date established by the Company for purposes of determining the number of outstanding shares of Voting Capital Stock of the Company was May 15, 2002, (the "Record Date").

Outstanding Voting Stock of the Company

     As of the Record Date, there were 26,667,254 shares of common stock issued and outstanding. We had no shares of preferred stock outstanding. The common stock constitutes the outstanding class of voting securities of the Company. Each share of common stock entitles the holder to one (1) vote on all matters submitted to the stockholders.

Security Ownership of Certain Owners and Management

The following table sets forth the beneficial ownership of our outstanding common stock by the named executive officers, directors and other known beneficial owners of more than five percent as of May 15, 2005. We have no preferred shares outstanding.


                                               Summary of Beneficial Ownership
                                     ---------------------------------------------------
                                                         Amount and      Percent of All
Name and Address of Beneficial                           Nature of          Shares of
Owners(1)                            Title of Class   Beneficial Owner   Common stock(2)
------------------------------       --------------   ----------------   ---------------
Kevin R. Ruark - CEO, President,
Chairman  and Director                Common stock      12,857,927(3)         47.16%

James H. Pilkington - CDO and
Director                              Common stock      12,166,427(4)         45.70%

Vicki L. Welty - Director             Common stock               0             0.00%

James M. Mitchell - CFO               Common stock               0             0.00%

All Directors and Named Executive
Officers as a Group (4 persons)(5)    Common stock      25,024,354            91.77%

(1) The address of each beneficial owner is 801 West Ann Arbor Trail, Suite 200, Plymouth, Michigan 48170.

(2) Options to purchase shares of common stock that are exercisable within 60 days of the date of this Information Statement are deemed outstanding for computing the ownership of each director or named executive officer as a percentage of the total number of shares outstanding, but are not deemed outstanding for computing the percentage of any other person.

(3) The indicated ownership includes 1,596,000 shares of common stock beneficially owned by the Ruark Charitable Remainder Unitrust of which Mr. Ruark is trustee, 76,000 shares of common stock beneficially owned by The Charis Foundation - II of which Mr. Ruark is the President and a director and of which Mr. Ruark's spouse and their two children are directors, with respect to which 1,672,000 shares Mr. Ruark disclaims beneficial ownership, and 650,000 shares of common stock subject to stock options exercisable within 60 days of the date of this Information Statement.

(4) The indicated ownership includes 1,596,000 shares of common stock beneficially owned by the Pilkington Charitable Remainder Unitrust of which Mr. Pilkington is trustee, and 76,000 shares of common stock beneficially owned by God's Children Foundation - II of which Mr. Pilkington is the President and a director and of which Mr. Pilkington's spouse is a director, with respect to which 1,672,000 shares Mr. Pilkington disclaims beneficial ownership

(5) The indicated ownership includes 650,000 shares of common stock subject to stock options exercisable within 60 days of May 15, 2006.

Purpose and Effect of the Amendment to Articles of Incorporation and Certificate of Designations

     On May 24, 2006, we entered into and closed a funding agreement with Barron Partners, LP ("Barron") pursuant to a Preferred Stock Purchase Agreement that was dated effective May 18, 2006. Under that agreement, we agreed to issue 4,375,000 shares of Series A Preferred Stock to Barron at $0.40 per share and further to issue 11,500,000 Warrants to purchase our common stock. The sale of the Series A Preferred Stock resulted in gross proceeds to us of $1.75 million, before deduction of commissions and offering expenses. That agreement authorizes us to use the net proceeds of this offering to purchase 500,000 shares of Common stock from James Pilkington, one of our officers and directors, to reduce our bank debt by up to $1.0 million and for working capital.

     Under the terms of the Preferred Stock Purchase Agreement, we are required, among other things, to:

     - amend our articles of incorporation to increase our authorized capitalization to 100,000, 000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $.001 per share

     -    file the Certificate of Designations

     - issue share certificates for the Series A Preferred Stock purchased by Barron immediately upon the filing of the Restated and Amended Articles of Incorporation and the Certificate of Designations.

     A full description of the transactions entered into by us on May 24, 2006 is contained in the Report of Form 8-K filed by us with the Securities and Exchange Commission on May 31, 2006.

     Our Board of Directors and the majority stockholders believe that the above described transaction is in the best interest of the Company in that the sale of the preferred stock will provide us with additional capital that may be used for acquisitions and other growth. The Board of Directors and the majority stockholders further believe that the Restated and Amended Articles of Incorporation will bring our articles more up-to-date, and will provide more detail with respect to certain matters, particularly the indemnification of officers and directors, that are consistent with the Nevada corporation law.

     In addition, the effect of this transaction will be (a) to increase our authorized shares of common stock so that we have more shares available for our corporate purposes; (b) increase our authorized shares of preferred stock so that we can designate those shares as Series A preferred stock as we are required to do under our agreement with Barron; and (c) to designate our preferred stock as Series A Preferred Stock so that we may issue those shares to Barron. The increase in the number of shares authorized means that we may issue additional shares in future sales and transactions and that, in such case, the ownership of current stockholders would likely be diluted.

     The Restated and Amended Articles of Incorporation will create 10,000,000 authorized shares of "blank check" preferred stock. The term "blank check" refers to preferred stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the Board of Directors of the Company upon issuance. The authorization of such blank check preferred stock would permit the Board of Directors to authorize and issue preferred stock from time to time in one or more series.

     Subject to the provisions of the Restated and Amended Articles of Incorporation and limitations prescribed by law, the Board of Directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the preferred stock, in each case without any further action or vote by the stockholders. The Board of Directors would be required to make any determination to issue shares of preferred stock on such terms and conditions based on its judgment as to the best interests of the Company and its stockholders.

     Our agreement with Barron requires that we designate all 10,000,000 shares of preferred stock as Series A Preferred Stock. However, since only 5,000,000 and possibly no more shares will be issued to Barron, the Board may be able in the future to designate the unissued shares of preferred stock as another series with different rights and preferences.

     We believe the Restated and Amended Articles of Incorporation will provide us with increased financial flexibility in meeting future capital requirements by allowing us to issue another type of security in addition to our common stock and our Series A Preferred Stock, from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. We anticipate that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance of shares for cash as a means of obtaining capital, or issuance of shares as part or all of the consideration required to be paid by us for acquisitions of other businesses or assets.

     Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of our Board of Directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent management and directors from office even if such change were to be favorable to stockholders generally.

     While the amendment may have anti-takeover ramifications, the Board of Directors believes that, particularly in light of the current concentration of share ownership, the financial flexibility offered by the amendment outweighs any disadvantages. To the extent that the amendment may have anti-takeover effects, the amendment may encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders' interests.

     Aside from the issuance of the Series A Preferred Stock to Barron and pursuant to our agreements with brokers who assisted us with that transaction, we have no present plans, arrangements, commitments or understandings for the issuance of additional shares of preferred stock.

No Dissenter's Rights

     Under Nevada Law, our dissenting stockholders are not entitled to appraisal rights with respect to our amendment, and we will not independently provide our stockholders with any such right.

Conclusion

     In compliance with applicable requirements, we are sending you this Information Statement which describes the purpose and effect of the Restated and Amended Articles of Incorporation and the Certificate of Designations. Your consent to the Restated and Amended Articles of Incorporation and the Certificate of Designations is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

           WHERE YOU CAN FIND ADDITIONAL INFORMATION ABOUT THE COMPANY

     We are subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-KSB and Form 10-QSB with the Securities and Exchange Commission ("SEC"). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC's Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where reports, proxy and information statements and other information regarding issuers that file electronically with the SEC may be obtained free of charge.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     The SEC allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you about us by referring you to those documents filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement, and information that we file later with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below as well as any future filings made by us with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934:

Annual Report on Form 10-KSB for the year ended December 31, 2005
Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006 Form 8-K filed by the Company on February 1, 2006
Form 8-K filed by the Company on April 11, 2006
Form 8-K filed by the Company on May 31, 2006

You may request a copy of these filings or any filings subsequently incorporated by reference into this prospectus at no cost, addressed to our corporate office,
Attention: Investor Relations.

                                       For the Board of Directors of
                                       FAMILY HOME HEALTH SERVICES INC.


                                       /s/ Kevin R. Ruark
Dated May 31, 2006                     ----------------------------------------
                                       By: Kevin R. Ruark
                                       Title: CEO, President and Chairman of the
                                              Board

Exhibit "A"

Proposed Restated and Amended Articles of Incorporation

                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                        FAMILY HOME HEALTH SERVICES INC.

                              a Nevada Corporation

     Pursuant to the provisions of Section 78.403 of the Nevada Revised Statutes, the undersigned corporation, Family Home Health Services Inc. (the "Corporation"), a Nevada corporation, adopts the following Amended and Restated Articles of Incorporation as of this date:

     1. The name of the Corporation is Family Home Health Services Inc. The date of filing of the original Articles of Incorporation of the Corporation with the Secretary of State of Nevada was November 17, 2000. The Articles were subsequently amended on November 3, 2004.

     2. The Amended and Restated Articles of Incorporation amend, restate and integrate the provisions of the Articles of Incorporation and subsequent Amendment to Articles of the Corporation and have been duly adopted in accordance with the provisions of the General Corporation Law of the State of Nevada pursuant to a resolution adopted by the Board of Directors of the Corporation.

     3. The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 26,667,254; that this Amendment and Restatement has been consented to and approved by a majority vote of the stockholders holding a least a majority of each class of stock outstanding and entitled to vote thereon.

     4. The text of the Articles of Incorporation, as heretofore amended or supplemented, is hereby amended and restated in its entirety as follows:

                                    ARTICLE I
                                      Name

     The name of the Corporation is Family Home Health Services Inc. (the "Corporation").

                                   ARTICLE II
                                    Purposes

     The Corporation is organized for the purpose of engaging in any activity for which corporations may be organized under the General Corporation Law of the State of Nevada.

                                   ARTICLE III
                                    DURATION

     The Corporation is to have perpetual existence.

                                   ARTICLE IV
                                  CAPITAL STOCK

     1. The total authorized capital stock of the Corporation shall consist of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, all with a par value of $.001.

     2. The capital stock, after the amount of the subscription price, or par value, has been paid in, shall not be subject to assessment to pay the debts of the Corporation.

     3. The shares of preferred stock authorized by these Articles of Incorporation may be issued from time to time in one or more series. For any wholly unissued series of preferred stock, the Board of Directors is hereby authorized to prescribe, the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of stock.

     4. For any series of preferred stock having issued and outstanding shares, the Board of Directors is further authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of such series when the number of shares of such series was originally fixed by the Board of Directors, but such increase or decrease shall be subject to the limitations and restrictions stated in the resolution of the Board of Directors originally fixing the number of shares of such series, if any. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

     5. The terms and conditions of any rights, options and warrants approved by the Board of Directors may provide that any or all of such terms and conditions may be waived or amended only with the consent of the holders of a designated percentage of a designated class or classes of capital stock of the Corporation (or a designated group or groups of holders within such class or classes, including but not limited to disinterested holders), and the applicable terms and conditions of any such rights, options or warrants so conditioned may not be waived or amended absent such consent.

                                    ARTICLE V
                               BOARD OF DIRECTORS

     The members of the governing board of the Corporation shall be known as directors. The board of directors of the corporation shall be elected in such manner as shall be provided in the Bylaws of the Corporation. The number of directors may be changed from time to time in such manner as shall be provided in the Bylaws of the Corporation.

                                   ARTICLE VI
                                 INDEMNIFICATION

     1. The liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes. If the Nevada Revised Statutes are amended to further eliminate or limit or authorize corporate action to further eliminate or limit the liability of directors or officers, the liability of directors and officers of the corporation shall be eliminated or limited to the fullest extent permitted by the Nevada Revised Statutes, as so amended from time to time.

     2. In addition to any other rights of indemnification permitted by the laws of the State of Nevada or as may be provided for by the Corporation in its bylaws or by agreement, the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding, involving alleged acts or omissions of such officer or director in his or her capacity as an officer or director of the Corporation, must be paid, by the Corporation or through insurance purchased and maintained by the Corporation or through other financial arrangements made by the Corporation, as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he or she is not entitled to be indemnified by the corporation.

     3. Any repeal or modification of Section 1 or 2 of this Article VI approved by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the liability of a director or officer of the corporation existing as of the time of such repeal or modification. In the event of any conflict between Section 1 or 2 of this Article VIV and any other Article of the Corporation's Articles of Incorporation, the terms and provisions of Sections 1 and/or 2 of this Article VI shall control.

                                   ARTICLE VII
                                     BYLAWS

     In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized, subject to the Bylaws, if any, adopted by the stockholders, to make, alter or amend the Bylaws of the Corporation.

                                   ARTICLE XI
                                   AMENDMENTS

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Amended and Restated Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

     IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be signed by its duly authorized officer, this __ day of _____ 2006.


------------------------------------
Kevin R. Ruark
President

Exhibit "B"

Proposed Certificate of Designations of Preferences, Rights and Limitations of Series A Convertible Preferred Stock

                        FAMILY HOME HEALTH SERVICES INC.

                   CERTIFICATE OF DESIGNATIONS OF PREFERENCES,
                             RIGHTS AND LIMITATIONS
                                       OF
                      SERIES A CONVERTIBLE PREFERRED STOCK

     The undersigned, Kevin R. Ruark and Vicki L. Welty, do hereby certify that:

     1. They are the President and Secretary, respectively, of Family Home Health Services Inc, a Nevada corporation (the "Company").

     2. The Company is authorized to issue 10,000,000 shares of preferred stock, none of which have been previously issued.

     3. The following resolutions were duly adopted by the Board of Directors:

     WHEREAS, the Certificate of Incorporation of the Company provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, $0.001 par value per share, issuable from time to time in one or more series;

     WHEREAS, the Board of Directors of the Company is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

     WHEREAS, it is the desire of the Board of Directors of the Company, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 10,000,000 shares of the preferred stock which the Company has the authority to issue:

     WHEREAS, the Holders of a majority of the issued and outstanding shares of Common Stock of the Company have approved the filing of this Certificate of Designations by written consent pursuant to Section 78.1955 of the Nevada Revised Statutes;

     NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of preferred stock for cash or exchange of other securities, rights or property and does hereby fix and determine the rights, preferences, restrictions and other matters relating to such series of preferred stock as follows:

                            TERMS OF PREFERRED STOCK

     Section 1. DEFINITIONS. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement (as defined below) shall have the meanings given such terms in the Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

          "Closing Date" means the date on which the payment of the Purchase Price (as defined in the Purchase Agreement) by the Investor to the Company is completed pursuant to the Purchase Agreement, which shall occur on or before May 25th, 2006.

          "Commission" means the Securities and Exchange Commission.

          "Common Stock" means the Company's common stock, par value $0.001 per share, and stock of any other class into which such shares may hereafter have been reclassified or changed.

          "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          "Conversion Date" shall have the meaning set forth in Section 6(a).

          "Conversion Ratio" shall have the meaning set forth in Section 6(a).

          "Conversion Shares" means, collectively, the shares of Common Stock into which the shares of Series A Preferred Stock are convertible in accordance with the terms hereof.

          "Conversion Shares Registration Statement" means a registration statement that meets the requirements of the Registration Rights Agreement and registers the resale of all Conversion Shares by the Holder, who shall be named as a "selling stockholder" thereunder, all as provided in the Registration Rights Agreement.

          "Conversion Value" shall have the meaning set forth in Section 6(a).

          "Company Valuation" means, with respect to any public offering of Common Stock, the amount obtained by multiplying the total number of shares of Common Stock outstanding immediately prior to such public offering on a fully-diluted basis multiplied by the per share offering price for such public offering

          "Effective Date" means the date that the Conversion Shares Registration Statement is declared effective by the Commission.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted or ratified by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, and of any convertible securities, options or warrants issued and outstanding on the date of this Certificate of Designations, provided that such securities have not been amended since the date of this Certificate of Designations to increase the number of such securities, (c) 736,917 shares of Common Stock issuable to employees and directors in payment of loans made to the Company; and (d) securities; and
     (d) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

          "Fundamental Transaction" shall have the meaning set forth in Section 7(h)(iv) hereof.

          "Holder" shall have the meaning given such term in Section 2 hereof.

          "Junior Securities" means the Common Stock and all other equity or equity equivalent securities of the Company other than those securities that are explicitly senior in rights or liquidation preference to the Series A Preferred Stock.

          "Original Issue Date" shall mean the date of the first issuance of any shares of the Series A Preferred Stock regardless of the number of transfers of any particular shares of Series A Preferred Stock and regardless of the number of certificates which may be issued to evidence such Series A Preferred Stock.

          "Qualified Public Offering" means the sale of shares of the Company's Common Stock in a bona fide, firm commitment or best efforts underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in at least $10,000,000 of gross proceeds to the Corporation before deducting underwriting discounts and commissions and offering expenses, and reflecting a Company Valuation (as defined above) of at least $100,000,000 (or such lesser amount as the holders of a majority of the outstanding Common Stock and Series A Preferred Stock, each voting as separate classes, otherwise agree).

          "Person" means a Company, an association, a partnership, a limited liability company, a business association, an individual, a government or political subdivision thereof or a governmental agency.

          "Purchase Agreement" means the Preferred Stock Purchase Agreement, dated as of May 18th, 2006 to which the Company and the original Holders are parties, as amended, modified or supplemented from time to time in accordance with its terms, a copy of which is on file at the principal offices of the Company.

          "Registration Rights Agreement" means the Registration Rights Agreement, dated as of the Closing Date, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

          "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          "Series A Preferred Stock" shall have the meaning set forth in Section 2.

          "Subsidiary" shall mean a Company, limited liability company, partnership, joint venture or other business entity of which the Company owns beneficially or of record more than 19% of the equity interest.

          "Trading Day" means a day on which the Common Stock is traded on a Trading Market.

          "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the OTC Bulletin Board, or the Pink Sheets.

          "Transaction Documents" shall have the meaning set forth in the Purchase Agreement.

          "VWAP" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market other than the Pink Sheets, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the primary Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. EST to 4:02 p.m. Eastern Time) using the VAP function; (b) if prices for the Common Stock are then reported exclusively in the Pink Sheets, the most recent bid price per share of the Common Stock so reported; or (c) in all other cases, the fair market value of a share of Common Stock as determined by a nationally recognized-independent appraiser selected in good faith by Holders holding a majority of the principal amount of Series A Preferred Stock then outstanding.

     Section 2. DESIGNATION, AMOUNT AND PAR VALUE. The series of preferred stock shall be designated as the Company's Series A Convertible Preferred Stock (the "Series A Preferred Stock or "Preferred Stock") and shall consist of 10,000,000 shares (which shall not be subject to increase without the consent of all of the holders of the Series A Preferred Stock (each a "Holder" and collectively, the "Holders"). Each share of Series A Preferred Stock shall have a par value of $0.001 per share. Capitalized terms not otherwise defined herein shall have the meaning given such terms in Section 1 hereof.

     Section 3. DIVIDENDS AND OTHER DISTRIBUTIONS. No dividends shall be payable with respect to the Series A Preferred Stock. No dividends shall be payable with respect to the Common Stock while the Series A Preferred Stock is outstanding. No shares of Common Stock shall be redeemed while the Series A Preferred Stock is outstanding, except as provided for in the Purchase Agreement with respect to shares held by James H. Pilkington.

     Section 4. VOTING RIGHTS. The Series A Preferred Stock shall have no voting rights. However, so long as any shares of Series A Preferred Stock are outstanding, the Company shall not, without the affirmative approval of the Holders of the shares of the Series A Preferred Stock then outstanding, (a) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend this Certificate of Designations, (b) authorize or create any class of stock ranking as to dividends or distribution of assets upon a Liquidation (as defined in Section 5) senior to or otherwise pari passu with the Series A Preferred Stock, or any preferred stock possessing greater voting rights or the right to convert at a more favorable price than the Series A Preferred Stock, (c) amend its certificate or articles of incorporation or other charter documents in breach of any of the provisions hereof, (d) increase the authorized number of shares of Series A Preferred Stock, or (e) enter into any agreement with respect to the foregoing.

     Section 5. LIQUIDATION. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a "Liquidation"), the Holders shall be entitled to receive out of the assets of the Company, whether such assets are capital or surplus, for each share of Series A Preferred Stock an amount equal to $0.40 (the "Liquidation Value") before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. At the election of a Holder made by written notice delivered to the Company at least two (2) business days prior to the effective date of the subject transaction, as to the shares of Series A Preferred Stock held by such Holder, a Fundamental Transaction (excluding for purposes of this Section 5 any Fundamental Transaction described in Section 7(h)(iv)(A) or 7(h)(iv)(B)) or Change of Control shall be treated as a Liquidation.

     Section 6. CONVERSION.

          a) Conversions at Option of Holder. Each share of Series A Preferred Stock shall be initially convertible (subject to the limitations set forth in Section 6(c), into one (1) share of Common Stock (as adjusted as provided below, the "Conversion Ratio") at the option of the Holders, at any time and from time to time from and after the Original Issue Date. Holders shall effect conversions by providing the Company with the form of conversion notice attached hereto as Annex A (a "Notice of Conversion") as fully and originally executed by the Holder, together with the delivery by the Holder to the Company of the stock certificate(s) representing the number of shares of Series A Preferred Stock so converted, with such stock certificates being duly endorsed in full for transfer to the Company or with an applicable stock power duly executed by the Holder in the manner and form as deemed reasonable by the transfer agent of the Common Stock. Each Notice of Conversion shall specify the number of shares of Series A Preferred Stock to be converted, the number of shares of Series A Preferred Stock owned prior to the conversion at issue, the number of shares of Series A Preferred Stock owned subsequent to the conversion at issue, the stock certificate number and the shares of Series A Preferred Stock represented thereby which are accompanying the Notice of Conversion, and the date on which such conversion is to be effected, which date may not be prior to the date the Holder delivers such Notice of Conversion and the applicable stock certificates to the Company by overnight delivery service (the "Conversion Date"). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the Trading Day immediately following the date that such Notice of Conversion and applicable stock certificates are received by the Company. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. Shares of Series A Preferred Stock converted into Common Stock in accordance with the terms hereof shall be canceled and may not be reissued. The initial value of the Series A Preferred Stock on the Conversion Date shall be equal to $0.40 per share (as adjusted pursuant to Section 7 or otherwise as provided herein, the "Conversion Value"). If the initial Conversion Value is adjusted pursuant to Section 7 or as otherwise provided herein, the Conversion Ratio shall likewise be adjusted and the new Conversion Ratio shall equal the Liquidation Value divided by the new Conversion Value. Thereafter, subject to any further adjustments in the Conversion Value, each share of Series A Preferred Stock shall be initially convertible into that number of shares of Common Stock equal to the new Conversion Ratio.

          b) Automatic Conversion Upon Certain Events.

               i. Public Offering. Each share of the Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Ratio at the time in effect for such series of Preferred Stock immediately upon the earlier of (i) the Company's sale of its Common Stock in a Qualified Public Offering or (ii) the date specified by written consent or agreement of the holders of a majority of the then outstanding shares of Preferred Stock (voting together as a single class and not as separate series, and on an as-converted basis).

               ii. Change of Control. Subject to Section 5, all of the outstanding shares of Series A Preferred Stock shall be automatically converted into the Conversion Shares upon the close of business on the business day immediately preceding the date fixed for consummation of any transaction resulting in a Change of Control of the Company (an "Automatic Conversion Event"). A "Change in Control" means (A) the sale of all then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of the directors, in an amount sufficient to elect a majority of the Company Board of Directors; (ii) the sale or transfer of stock sufficient to create a new controlling interest in the Company; or (iii) the consummation of the sale or other disposition of all or substantially all of the assets or operations of the Company other than: (1) a sale of assets in a bankruptcy or insolvency proceeding or (2) the commencement of a bankruptcy case by the Company (or by another entity in the event of an involuntary filing) under 11 U.S.C. sections 301, 302, 303 and 304, or the emergence of the Company from bankruptcy, a consolidation or merger of the Company with or into another company or entity in which the Company is not the surviving entity or the sale of all or substantially all of the assets of the Company to another company or entity not controlled by the then existing stockholders of the Company in a transaction or series of transactions.

          Upon the conversion of the Series A Preferred Stock pursuant to this
Section 6(b), the Company shall promptly send written notice thereof, by hand delivery or by overnight delivery, to the holder of record of all of the Series A Preferred Stock at its address then shown on the records of the Company, which notice shall state that certificates evidencing shares of Series A Preferred Stock must be surrendered at the office of the Company (or of its transfer agent for the Common Stock, if applicable).

          c) Beneficial Ownership Limitation. Except as provided in Section 6(b) above, the Company shall not effect any conversion of the Series A Preferred Stock, and the Holder shall not have the right to convert any portion of the Series A Preferred Stock to the extent that after giving effect to such conversion, the Holder (together with the Holder's affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.9% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Series A Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted shares of Series A Preferred Stock beneficially owned by the Holder or any of its affiliates, so long as such shares of Series A Preferred Stock are not convertible within sixty (60) days from the date of such determination, and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including the Warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates, so long as such other securities of the Company are not exercisable nor convertible within sixty (60) days from the date of such determination. For purposes of this Section 6(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in the most recent of the following: (A) the Company's most recent quarterly reports, Form 10-Q, Form 10-QSB, Annual Reports, Form 10-K, or Form 10-KSB, as the case may be, as filed with the Commission under the Exchange Act (B) a more recent public announcement by the Company or (C) any other written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Series A Preferred Stock, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was publicly reported by the Company. This
Section 6(c) may be waived or amended only with the consent of the Holders of all of the Series A Preferred Stock and the consent of the holders of a majority of the shares of outstanding Common Stock of the Company who are not Affiliates. For the purpose of the immediately preceding sentence, the term "Affiliate" shall mean any person: (a) that directly or indirectly, through one or more intermediaries controls, or is controlled by, or is under common control with the Company, or (b) who beneficially owns (i) any shares of Series A Preferred Stock, or (ii) the Company's Common Stock Purchase Warrant(s) dated May 18th, 2006. For purposes of this Section 6(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

          d) Mechanics of Conversion

               i. Delivery of Certificate Upon Conversion. Except as otherwise set forth herein, not later than three Trading Days after each Conversion Date (the "Share Delivery Date"), the Company shall deliver to the Holder a certificate or certificates which, after the Effective Date, shall be free of restrictive legends and trading restrictions (other than those required by the Purchase Agreement) representing the number of shares of Common Stock being acquired upon the conversion of shares of Series A Preferred Stock. After the Effective Date, the Company shall, upon request of the Holder, deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Company or another established clearing Company performing similar functions. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the shares of Series A Preferred Stock tendered for conversion. The Company shall not be obligated to issue certificates evidencing the Conversion Shares unless certificates evidencing the shares of Series A Preferred Stock so converted are either delivered to the Company or its transfer agent or the holder notifies the Company or its transfer agent in writing that such certificates have been lost, stolen, or destroyed and executes an agreement satisfactory to the Company to indemnify the Company from any loss incurred by it in connection therewith.

               ii. Obligation Absolute; Partial Liquidated Damages. The Company's obligations to issue and deliver the Conversion Shares upon conversion of Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with the issuance of such Conversion Shares. In the event a Holder shall elect to convert any or all of its Series A Preferred Stock, the Company may not refuse conversion based on any claim that such Holder or any one associated or affiliated with the Holder of has been engaged in any violation of law, agreement or for any other reason, unless, an injunction from a court, on notice, restraining and or enjoining conversion of all or part of this Series A Preferred Stock shall have been sought and obtained and the Company posts a surety bond for the benefit of the Holder in the amount of 150% of the Conversion Value of Series A Preferred Stock outstanding, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of an injunction precluding the same, the Company shall issue Conversion Shares or, if applicable, cash, upon a properly noticed conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) within two Trading Days of the Share Delivery Date applicable to such conversion, the Company shall pay to such Holder, in cash, as liquidated damages and not as a penalty, for each $5,000 of Conversion Value of Series A Preferred Stock being converted, $200 per Trading Day (increasing to $400 per Trading Day after three (3) Trading Days and increasing to $800 per Trading Day six (6) Trading Days after such damages begin to accrue) for each Trading Day after the Share Delivery Date until such certificates are delivered. Nothing herein shall limit a Holder's right to pursue actual damages for the Company's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

               iii. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. If the Company fails to deliver to the Holder such certificate or certificates pursuant to Section 6(d)(i) by a Share Delivery Date, and if after such Share Delivery Date the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which the Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a "Buy-In"), then the Company shall pay in cash to the Holder the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue multiplied by (2) the price at which the sell order giving rise to such purchase obligation was executed. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Series A Preferred Stock with respect to which the aggregate sale price giving rise to such purchase obligation is $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In, together with applicable confirmations and other evidence reasonably requested by the Company. Nothing herein shall limit a Holder's right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Series A Preferred Stock as required pursuant to the terms hereof.

               iv. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of the Series A Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holders, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to reservation of such shares set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of all outstanding shares of Series A Preferred Stock. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Conversion Shares Registration Statement is then effective under the Securities Act, registered for public sale in accordance with such Conversion Shares Registration Statement.

               v. Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock.

               vi. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Series A Preferred Stock shall be made without charge to the Holders thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such shares of Series A Preferred Stock so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

          Section 7. CERTAIN ADJUSTMENTS.

          a) Stock Dividends and Stock Splits. If the Company, at any time while the Series A Preferred Stock is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Series A Preferred Stock), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue by reclassification of shares of the Common Stock any shares of capital stock of the Company, then the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b) Subsequent Equity Sales. From the Closing until less than five percent (5) percent of the Preferred Stock is outstanding (adjusted for splits and other events defined in this Agreement), the Company shall be prohibited from effecting or entering into an agreement to effect any Subsequent Financing involving a "Variable Rate Transaction" or an "MFN Transaction" (each as defined below). The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells (i) any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security (other than pursuant to customary antidilution provisions) or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. The term "MFN Transaction" shall mean a transaction in which the Company issues or sells any securities in a capital raising transaction or series of related transactions which grants to an investor the right to receive additional shares based upon future transactions of the Company on terms more favorable than those granted to such investor in such offering. The Investor shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the foregoing, this Section 7 b) shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction or MFN Transaction shall be an Exempt Issuance.

          c) Subsequent Rights Offerings. The Company, at any time while the Series A Preferred Stock is outstanding, shall not issue rights, options or warrants to holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Value.

          d) Price Adjustment. From the date hereof until 24 months following the Closing Date, except for any exempt issuances, the Company closes on the sale of a note or notes, shares of Common Stock, or shares of any class of Preferred Stock at a price per share of Common Stock, or with a conversion right to acquire Common Stock at a price per share of Common Stock, that is less than the Conversion Value (as adjusted to the capitalization per share as of the Closing Date, following any stock splits, stock dividends, or the like) (collectively, the "Subsequent Conversion Value"), the Company shall make a post Closing adjustment in the Conversion Price so that the effective price per share paid by the Investor is reduced to being equivalent to such lower conversion value after taking into account any prior conversions of the Preferred Stock and/or exercises of the Warrant. The issuance or reissuance of any shares of Common Stock (whether treasury shares or newly issued shares) pursuant to a dividend or distribution on, or subdivision, combination or reclassification of, the outstanding shares of Common Stock requiring an adjustment in the Conversion Ratio pursuant to clause 7(d) shall not be deemed to constitute an issuance of Common Stock by the Company to which this clause 7(d) applies.

          The provisions of this Section 7(d) shall not apply to any issuance of shares of Common Stock, or shares of any class of Preferred Stock at a price per share of Common Stock, or with a conversion right to acquire Common Stock at a price per share of Common Stock for which an adjustment is provided under Section 7 (a), 7 (e) or, 7 (f).

          (e) Price Adjustment Based on Earnings Per Share. In the event the Company has income of between $0.098 and $0.059 (40% Decline) per share (where such income in this paragraph shall always be defined as operating income on a fully diluted basis as reported for the audited fiscal year ended December 31st, 2006 from continuing operations before any non-recurring items) then the then current Conversion Value at the time the audited numbers are reported to the SEC shall be decreased proportionately by 0% if the income is $0.098 per share or greater and by 40% if the income is $0.059 per share (40% decrease). For example if the income is $0.078 per share or less (20% Decline) then the then current Conversion Value shall be reduced by 20%. In the event the Company has income of any amount below $0.059 per share, then the then current Conversion Value shall be decreased by 40% and not more, and if the Company has no income or negative income, then the then current Conversion Value shall be decreased by 70% and not more. Any adjustment pursuant to this Section 7(e) shall be made within five business days of the audited numbers being reported to the SEC.


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

          (f) Pro Rata Distributions. If the Company, at any time while Series A Preferred Stock is outstanding, shall distribute to all holders of Common Stock (and not to Holders) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Value shall be determined by multiplying such Conversion Value in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holders of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

          g) Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the description of any such shares of Common Stock shall be considered on issue or sale of Common Stock. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) actually issued and outstanding.

          h) Notice to Holders.

               i. Adjustment to Conversion Price. Whenever the Conversion Value is adjusted pursuant to any of this Section 7, the Company shall promptly mail to each Holder a notice setting forth the Conversion Value after such adjustment and setting forth a brief statement of the facts requiring such adjustment. If the Company issues a variable rate security, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised in the case of a Variable Rate Transaction (as defined in the Purchase Agreement), or the lowest possible adjustment price in the case of an MFN Transaction (as defined in the Purchase Agreement).

               ii. Notices of Other Events. If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights;

     (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock or any Fundamental Transaction, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of the Series A Preferred Stock, and shall cause to be mailed to the Holders at their last addresses as they shall appear upon the stock books of the Company, at least 30 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification or Fundamental Transaction; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

               iii. Exempt Issuance. Notwithstanding the foregoing, no adjustment will be made under this Section 7 in respect of an Exempt Issuance.

               iv. Fundamental Transaction. If, at any time while this Series A Preferred Stock is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "Fundamental Transaction"), then upon any subsequent conversion of this Series A Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the "Alternate Consideration"). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Series A Preferred Stock following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall file a new Certificate of Designations with the same terms and conditions and issue to the Holder new preferred stock consistent with the foregoing provisions and evidencing the Holder's right to convert such preferred stock into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (f)(iv) and insuring that this Series A Preferred Stock (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

          Section 8. Miscellaneous.

          a) Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service, addressed to the Company, at the address provided in the Purchase Agreement, facsimile number (734) 414-9991, ATTN: KEVIN RUARK, PRESIDENT AND CEO or such other address or facsimile number as the Company may specify for such purposes by notice to the Holders delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 5:30 p.m. (New York City time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section later than 5:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

          b) Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the liquidated damages

     (if any) on, the shares of Series A Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

          c) Lost or Mutilated Preferred Stock Certificate. If a Holder's Series A Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Series A Preferred Stock so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof, and indemnity, if requested, all reasonably satisfactory to the Company.

          d) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

          e) Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and shall not be deemed to limit or affect any of the provisions hereof.

     RESOLVED, FURTHER, that the Chairman, the president or any vice-president, and the secretary or any assistant secretary, of the Company be and they hereby are authorized and directed to prepare and file a Certificate of Designations of Preferences, Rights and Limitations in accordance with the foregoing resolution and the provisions of Nevada law.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate this _____th day of __________________ ______.


-------------------------------------   ----------------------------------------
Name: Kevin R. Ruark                    Name: Vicki L. Welty
Title: President and Chief              Title: Secretary
       Executive Officer

                                     ANNEX A

                              NOTICE OF CONVERSION

     (TO BE EXECUTED BY THE REGISTERED HOLDER IN ORDER TO CONVERT SHARES OF
                            SERIES A PREFERRED STOCK)

The undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock indicated below, into shares of common stock, par value $0.001 per share (the "Common Stock"), of Family Health Services, Inc., a Nevada Company (the "Company"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

     Date to Effect Conversion: ________________________________________________

     Number of shares of Common Stock owned prior to Conversion: _______________

     Number of shares of Series A Preferred Stock to be Converted: _____________

     Value of shares of Series A Preferred Stock to be Converted: ______________

     Number of shares of Common Stock to be Issued: ____________________________

     Certificate Number of Series A Preferred Stock attached hereto: ___________

     Number of Shares of Series A Preferred Stock represented by attached certificate: ______________________________________________________________

     Number of shares of Series A Preferred Stock subsequent to
     Conversion: _______________________________________________________________

                                        [HOLDER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------